Summary Prospectus	May 1, 2026
AMG Yacktman Special Opportunities Fund

Class I: YASSX	Class Z: YASLX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at
https://wealth.amg.com/literature. You can also get this information at no cost by calling 1-800-548-4539 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated May 1, 2026, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG Yacktman Special Opportunities Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class Z
Management Fee[1]	0.59%	0.59%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.69%	0.59%
Total Annual Fund Operating Expenses	1.28%	1.18%
Fee Waiver and Expense Reimbursements[2]	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	0.96%	0.86%
1The Fund pays a monthly investment management fee consisting of a base fee, plus or minus an adjustment based on the Fund’s performance relative to the MSCI ACWI All Cap Index (net) over the immediately preceding rolling 12 months. The base fee is calculated at an annual rate of 1.37% of the Fund’s average daily net assets for the month. The performance adjustment for each month ranges from an annual rate of -0.75% to +0.75% and is multiplied by the Fund’s average monthly net assets for the prior rolling 12 months.
2AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2027, to waive investment management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of investment management fees, administrative fees, taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.12% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund. For purposes of this contractual expense limitation, “investment management fees” includes any performance adjustments.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The first year of each amount shown in the Example reflects the Fund’s contractual expense limitation through May 1, 2027. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$98	$374	$672	$1,517
Class Z	$88	$343	$618	$1,403
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund had a portfolio turnover rate of 7% of the average value of its portfolio.
Principal Investment Strategies
In pursuing the objective of long-term capital appreciation, the Fund employs a value-oriented investment approach. The Fund’s investment strategy consists of purchasing securities where Yacktman Asset Management LP (“Yacktman” or the “Subadviser”) believes the current market price offers a meaningful discount to intrinsic value (with value measured on an absolute basis, rather than on a relative basis to the broader market).
The Subadviser employs a fundamental, bottom-up selection process. The Subadviser’s fundamental analysis consists of examining such factors as a company’s history, business model, earnings potential, management team, and industry position. Typical investments will often take into account, but not be limited to, the following factors:
•Businesses the Subadviser believes have a durable competitive position exhibited by high market share, profitability or returns on capital

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AMG Yacktman Special Opportunities Fund SUMMARY PROSPECTUS

•Management teams with a track record of strong execution and rational capital allocation
•Low purchase price in relation to a company’s asset value, earnings potential or cash generation ability
Securities are purchased when the Subadviser believes they offer an attractive forward rate of return, after adjusting for business quality and risk. Investments are generally sold when the Subadviser believes the price of the security meets or exceeds its intrinsic value, the Subadviser’s investment criteria are no longer met, or the Subadviser believes more attractive investments become available.
The Fund invests primarily in domestic and foreign equity securities, including emerging market securities, of any market capitalization range. The Fund, however, may also invest in domestic and foreign debt securities. The Fund is not precluded from investing in a growth stock if the Subadviser believes such security otherwise meets its investment criteria.
The Fund’s investments in equity securities may include common stocks, preferred stocks, convertible preferred stocks, warrants, options, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other depositary receipts of non-U.S. listed companies.
The Fund’s investments in debt securities may include U.S. Treasury notes and bonds, investment grade corporate debt securities, convertible debt securities and debt securities below investment grade (high yield or junk bonds). The Fund may invest up to 20% of its assets in such debt securities, including junk bonds, in any proportion provided that the total invested does not exceed the 20% threshold at the time of investment.
At times, depending on market and other conditions, and at the discretion of the Subadviser, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries. The Fund is non-diversified.
For hedging and investment purposes, the Fund may engage in short sales of securities, including short sales of securities the Fund does not own.
The Subadviser will generally not hedge the Fund’s currency exposure. However, the Subadviser may hedge a portion of the Fund’s currency exposure on a selective basis as it deems appropriate in an effort to reduce currency risk with respect to specific securities transactions or currencies. In doing so, the Subadviser may use derivatives such as foreign exchange forwards and/or foreign currency options or similar instruments.
Under normal market conditions, the majority of the Fund’s assets will be allocated to equity securities. However, the Fund may not be fully invested at all times, and may often hold a portion of total assets in cash and cash equivalents, which at times may be significant. The Fund’s cash level at any point typically relates to the Subadviser’s individual security selection, and therefore will be a function of the number of opportunities that meet the Subadviser’s investment criteria.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Focused Investment Risk—to the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), the Fund intends to qualify each year as a regulated investment company accorded favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

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Convertible Securities Risk— convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible debt securities, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments or that the issuer of a convertible bond will not be able to make principal and/or interest payments.
Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract (including over-the-counter counterparties as well as brokers and clearinghouses in respect of exchange-traded and/or cleared products) may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.
Debt Securities Risk—the value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.
Derivatives Risk— the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates, or indices, liquidity risk, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.
Hedging Risk—there is no guarantee that hedging strategies will be successful. For example, changes in the value of a hedging transaction may not completely offset changes in the value of the assets and liabilities being hedged. Hedging transactions involve costs and may result in losses.
High Yield Risk—below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Interest Rate Risk—fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Micro-Capitalization Stock Risk—the stocks of micro-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance-Based Fee Risk—the prospect of a positive or negative performance adjustment may create an incentive for the Fund’s portfolio manager to take greater risks with the Fund’s portfolio. In addition, because performance adjustments are based upon past performance, a shareholder may pay a higher or lower management fee for performance that occurred prior to the shareholder’s investment in the Fund.
Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the industrials and energy sectors may comprise a significant portion of the Fund's portfolio.  The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures. The energy sector may be affected by fluctuations in supply and demand for particular energy products; fluctuations in commodity prices, exchange rates or interest rates; increased governmental or environmental regulation; declines in domestic or foreign production; slowdowns in new construction; extreme weather or other natural disasters; and threats of terrorist attacks on energy assets.

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AMG Yacktman Special Opportunities Fund SUMMARY PROSPECTUS

Short Sales Risk—a short sale of a security involves the theoretical risk of unlimited loss because of potential unlimited increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of a broad based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
Effective October 1, 2016, outstanding Service Class and Institutional Class shares of the Fund were renamed Class I and Class Z shares, respectively. To obtain updated performance information please visit wealth.amg.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/25 (Class Z)

Best Quarter: 27.40% (4th Quarter 2020)
Worst Quarter: -31.94% (1st Quarter 2020)

Average Annual Total Returns as of 12/31/25
AMG Yacktman Special Opportunities Fund	1 Year	5 Years	10 Years
Class Z Return Before Taxes	10.33%	5.39%	9.38%
Class Z Return After Taxes on Distributions	9.18%	4.02%	7.90%
Class Z Return After Taxes on Distributions and Sale of Fund Shares	6.60%	4.05%	7.34%
Class I Return Before Taxes	10.22%	5.30%	9.28%
MSCI ACWI All Cap Index (net) (reflects no deduction for fees, expenses, or taxes)	22.13%	10.71%	11.42%
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class Z shares only, and after-tax returns for Class I shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadviser
Yacktman Asset Management LP
Portfolio Manager
Adam P. Sues
Partner; Portfolio Manager of the Fund since the commencement of the Fund.
Buying and Selling Fund Shares
Initial Investment Minimum
Class I
Regular Account: $100,000
Individual Retirement Account: $25,000
Class Z*
Regular Account: $5,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Class I (all accounts): $100
Class Z (all accounts): $1,000
* Individual retirement accounts may only invest in Class Z shares by purchasing shares directly from the Fund.
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly from or to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at wealth.amg.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 534426
Pittsburgh, PA 15253-4426
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is through an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.

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AMG Yacktman Special Opportunities Fund SUMMARY PROSPECTUS

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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